Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Lotus Bio-Technology Development Corp certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: January xx, 2021

●	the annual report on Form 10-K/A of the Company for the year ended March 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2021	/s/ Zoltan Nagy
Zoltan Nagy
Chief Executive Officer, Chief Financial Officer, Director